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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    -----

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 25, 1998

                 ContiMortgage Home Equity Loan Trust 1998-3
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            (Exact name of registrant as specified in its charter)

         New York                   333-61863         Application Pending
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(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)            ID Number)


3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada         89102
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(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number,
including area code:                                           (702) 822-5836
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 2.    Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  ContiSecurities Asset Funding Corp. registered issuance of up to $9,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-61863) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1998-3 (the "Registrant" or the "Trust") issued $2,100,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1998-3 (the "Offered Certificates"), on September 25, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  Certain certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.2, dated as of September 1, 1998, among ContiSecurities Asset Funding Corp., as the Depositor, (the "Depositor"), ContiMortgage Corporation, as the Company, (the "Company"), as seller and servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as trustee and swap trustee (the "Trustee" and "Swap Trustee"). The certificates issued pursuant to the Pooling and Servicing Agreement consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12 Internal, Class A-13 Internal, Class A-14 Internal, Class A-15 Internal, Class A-16 Internal, Class A-17, Class A-18, Class A-19, Class A-20, Class N-IO and Class P-IO Certificates (the "Class A Certificates"), the Class B-I and Class B-II Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates"), the Class R Certificates (the "Class R Certificates"), the Class R-I Certificates (the "Class R-I Certificates"), the Class R-II Certificates (the "Class R-II Certificates" and together with the Class A Certificates, the Class B Certificates, the Class C Certificates, the Class R Certificates and Class R-I Certificates, the "Certificates") and the Class A-12, Class A-13, Class A-14, Class A-15 and Class A-16 Certificates (the Class A-12, Class A-13, Class A-14, Class A-15 and Class A-16 Certificates; collectively, the "Swap Trust Certificates"). The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust. The Swap Trust Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Swap Trust 1998-B created pursuant to the Pooling and Servicing Agreement.

                  The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class N-IO and Class P-IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are as follows: Class A-1, 5.512%; Class A-2, 6.02%; Class A-3, 5.77%;

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Class A-4, 5.76%; Class A-5, 5.99%, Class A-6, 6.08%; Class A-7, 6.34%; Class
A-8, 5.85%; Class A-10, 5.84%, Class A-11, 5.512%; Class A-12 Internal, 5.48%;
Class A-13 Internal, 5.53%; Class A-14 Internal, 5.595%; Class A-15 Internal, 5.70%; Class A-16 Internal, 5.84%; Class A-17, 6.22%; Class A-19, 6.04%; Class
A-20, 5.87%; Class N-IO, 6.50%; Class P-IO, 6.50%; Class A-9, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16 and Class A-18 as defined in the Pooling and Servicing Agreement. The Pass-Through Rate for the Class B Certificates are as follows: Class B-I, 8.10%; Class B-II, 8.25%. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $80,000,000; Class A-2, $154,000,000 ; Class A-3, $188,000,000; Class A-4,
$64,000,000; Class A-5, $83,000,000; Class A-6, $56,000,000; Class A-7,
$65,000,000; Class A-8, $80,000,000; Class A-9, $231,725,000; Class A-10,
$78,000,000; Class A-11, $75,000,000; Class A-12 Internal $130,000,000; Class
A-13 Internal, $192,000,000; Class A-14 Internal, $42,000,000; Class A-15
Internal, $70,000,000; Class A-16 Internal, $25,000,000; Class A-17,
$66,602,000; Class A-18, $124,200,000; Class A-19, $77,946,000; Class A-20,
$126,427,000. The Class N-IO and P-IO Certificates are interest only and have no Certificate Principal Balance. The Swap Trust Certificates have initial aggregate principal amounts as follows: Class A-12, $130,000,000; Class A-13, $192,000,000; Class A-14, $42,000,000; Class A-15, $70,000,000; Class A-16,
$25,000,000. The Class B Certificates have initial aggregate principal amounts as follows: Class B-I, $30,000,000; Class B-II, $61,100,000.

                  As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated September 17, 1998 and the Prospectus Supplement (the "Prospectus Supplement") dated September 18, 1998 filed pursuant to Rule 424(b)(5) of the Act on September 28, 1998.

                  The Offered Certificates (the "Offered Certificates") as defined in the Prospectus Supplement, are as follows: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class N-IO, Class P-IO and the Class B-I and Class B-II Certificates.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  4.1 Underwriting Agreement dated as of September 18, 1998 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Morgan Stanley & Co. Incorporated, as representative of the several underwriters.

                  4.2 Pooling and Servicing Agreement dated as of September 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee and Swap Trustee.

                  8.1 Opinion of Dewey Ballantine LLP regarding certain tax matters.

                  23.1   Consent of Dewey Ballantine LLP (included in Exhibit
                         8.1).

                  23.2 Consent of PricewaterhouseCoopers LLP, independent accountants.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CONTISECURITIES ASSET FUNDING CORP.

                                   By: /s/ Mary Rapoport
                                       -------------------------------------
                                       Name:  Mary Rapoport
                                       Title: Authorized Signatory

                                   By: /s/ John Banu
                                       -------------------------------------
                                       Name: John Banu
                                       Title: Authorized Signatory
Dated: October 16, 1998

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                                 EXHIBIT INDEX

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

Exhibit                                                                                       Page
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

4.1 Underwriting Agreement dated as of September 18, 1998 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Morgan Stanley & Co. Incorporated, as representative of the several underwriters.

4.2 Pooling and Servicing Agreement dated as of September 1, 1998, among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as a seller and servicer, ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, as the Trustee and Swap Trustee.

8.1      Opinion of Dewey Ballantine LLP regarding certain tax matters.

23.1     Consent of Dewey Ballantine LLP (included in Exhibit 8.1).

23.2     Consent of PricewaterhouseCoopers LLP, independent accountants.
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